AMENDMENT NO. 7 TO STOCKHOLDERS AGREEMENT


         AMENDMENT  NO.  7,  dated as of  January  1,  1998 to the  Stockholders
Agreement, dated as of April 30, 1996, as amended (the "Stockholders Agreement"), by and among AMF BOWLING, INC., a Delaware corporation formerly named AMF Holdings Inc. ("Bowling"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership, GOLDMAN SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II German C.L.P., THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership, STONE STREET FUND 1995, L.P., a Delaware limited partnership, STONE STREET 1996, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership, BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II, L.P., a Delaware limited partnership, KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership, KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V-B, L.P., a Delaware limited partnership, BCIP ASSOCIATES, a Delaware general partnership, BCIP TRUST ASSOCIATES, L.P., a Delaware limited partnership, CITICORP NORTH AMERICA, INC., a Delaware corporation, CHARLES M. DIKER, the management investors listed in Schedule I to the Stockholders Agreement, as such Schedule I may be amended from time to time (collectively, the "Management Investors") and all other parties thereto.

         WHEREAS, the Board of Directors of Bowling has recommended that the Stockholders Agreement be amended in certain respects; and

         WHEREAS, pursuant to and in accordance with Section 3.9 of the Stockholders Agreement, Bowling and Stockholders holding a majority of the outstanding shares of Common Stock of Bowling wish to amend the Stockholders Agreement on the terms contained herein, it being understood that such amendments do not affect the rights and obligations of any Stockholder differently from any other Stockholder or adversely affect the Management Investors (or a group thereof as a class);

         NOW, THEREFORE, the Stockholders Agreement is amended as follows:

         1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

         2. Name of Company. Unless the context otherwise requires, when used in the Stockholders Agreement, references to "AMF Holdings Inc." and "Holdings" shall be deemed to be references to "AMF Bowling, Inc." and "Bowling," as the case may be.

         3. Amendment to Section 1.1.6. The last sentence of Section 1.1.6 of the Stockholders Agreement shall be deleted and the following shall be substituted therefor:

                  "No member of the Board who is an employee of Bowling or an employee, partner or stockholder of GSCP shall receive any compensation or benefit (other than reimbursement of reasonable out-of-pocket expenses contemplated by the preceding sentence) from Bowling or any subsidiary of Bowling for serving as a member of the Board or for performing his or her duties as a director of Bowling; each other member of the Board shall be entitled to receive a fee of $2,000 for each Board meeting attended in person and a fee of $1,000 for each meeting of the Audit Committee, Compensation Committee (including any Subcommittee thereof), Executive Committee or other standing committee of the Board attended in person."

         4. Amendment to Section 1.1.7. The first sentence of Section 1.1.7 of the Stockholders Agreement shall be deleted and the following shall be substituted therefor:

                  "At all times during the term of this Agreement there shall be an executive committee of the Board (the "Executive Committee") which shall consist of three members, two of whom shall be a GSCP Director and the other of whom shall be the President and Chief Executive Officer of Bowling."

         5. Amendments to Section 1.1.8. The reference to "2,877,151 shares" in clause (y)(ii) of Section 1.1.8(b) of the Stockholders Agreement shall be deleted and "4,877,151 shares" shall be substituted therefor.

         6. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof.

         7. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment No. 7, the Stockholders Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders Agreement in any other instrument or document shall be deemed a reference to the Stockholders Agreement as amended hereby, unless the context otherwise requires.

         8. No Waiver. The execution, delivery and performance of this Amendment No. 7 shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders Agreement, and shall not constitute a waiver of any provision of the Stockholders Agreement, except as expressly provided herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed as of the date first written above.

                           AMF BOWLING, INC.

                           By: /s/ Douglas J. Stanard
                              ---------------------------------------
                              Name:  Douglas J. Stanard
                              Title: President & CEO

                           Address: AMF Bowling, Inc.
                                    8100 AMF Drive
                                    Richmond, Virginia 23111
                                    Telecopier No.: (804) 730-4327

                           GS CAPITAL PARTNERS II, L.P.

                           By:      GS Advisors, L.P.
                                    General Partner

                           By:      GS Advisors Inc., its General
                                    Partner

                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505

                           GS CAPITAL PARTNERS II OFFSHORE, L.P.

                           By:      GS Advisors II (Cayman), L.P.
                                    General Partner

                           By:      GS Advisors II, Inc., its
                                    General Partner


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505


                           GOLDMAN, SACHS & CO. VERWALTUNGS GMBH


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Managing Director


                           By: /s/ David J. Greenwald
                              ---------------------------------------
                              Name:   David J. Greenwald
                              Title:  Registered Agent

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505

                           THE GOLDMAN SACHS GROUP, L.P.


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Partner

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505


                           STONE STREET FUND 1995, L.P.

                           By:  Stone Street Value Corp., its
                                General Partner


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Vice President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505


                           STONE STREET FUND 1996, L.P.

                           By:      Stone Street Empire Corp., its
                                    General Partner


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Vice President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505


                           BRIDGE STREET FUND 1995, L.P.

                           By:      Stone Street Value Corp., its
                                    Managing General Partner


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Vice President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505


                           BRIDGE STREET FUND 1996, L.P.

                           By:      Stone Street Empire Corp., its
                                    Managing General Partner


                           By: /s/ Richard A. Friedman
                              ---------------------------------------
                              Name:  Richard A. Friedman
                              Title:  Vice President

                           Address: c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, NY 10004
                                    Attn: David J. Greenwald
                                    Telecopier No.: (212) 357-5505

                           BLACKSTONE CAPITAL PARTNERS II MERCHANT
                           BANKING FUND L.P.

                           By:      Blackstone Management Associates II
                                    L.L.C., its General Partner


                           By: /s/ Howard A. Lipson
                              ---------------------------------------
                              Name:  Howard A. Lipson
                              Title: Member

                           Address: 345 Park Avenue
                                    19th Floor
                                    New York, NY 10154
                                    Attn:  Howard A. Lipson
                                    Telecopier No.: (212) 754-8725


                           BLACKSTONE OFFSHORE CAPITAL PARTNERS
                           II L.P.

                           By:      Blackstone management Associates
                                    II L.L.C., its General Partner


                           By: /s/ Howard A. Lipson
                              ---------------------------------------
                              Name:  Howard A. Lipson
                              Title: Member

                           Address: 345 Park Avenue
                                    19th Floor
                                    New York, NY 10154
                                    Attn:  Howard A. Lipson
                                    Telecopier No.: (212) 754-8725

                           BLACKSTONE FAMILY INVESTMENT
                           PARTNERSHIP L.P.

                           By:      Blackstone Management Associates
                                    II L.L.C., its General Partner


                           By: /s/ Howard A. Lipson
                              ---------------------------------------
                              Name:  Howard A. Lipson
                              Title: Member

                           Address: 345 Park Avenue
                                    19th Floor
                                    New York, NY 10154
                                    Attn:  Howard A. Lipson
                                    Telecopier No.: (212) 754-8725


                           BLACKSTONE FAMILY INVESTMENT
                           PARTNERSHIP II, L.P.

                           By:      Blackstone Management Associates
                                    II L.L.C., its General Partner


                           By: /s/ Howard A. Lipson
                              ---------------------------------------
                              Name:  Howard A. Lipson
                              Title: Member

                           Address: 345 Park Avenue
                                    19th Floor
                                    New York, NY 10154
                                    Attn:  Howard A. Lipson
                                    Telecopier No.: (212) 754-8725

                           KELSO INVESTMENT ASSOCIATES V, L.P.

                           By:      Kelso Partners V, L.P., its
                                    General Partner


                           By: /s/ Thomas R. Wall, IV
                              ---------------------------------------
                              Name:  Thomas R. Wall, IV
                              Title: General Partner

                           Address: 320 Park Avenue, 24th Floor
                                    New York, NY 10022
                                    Attn:  James J. Connors, II
                                    Telecopier No.: (212) 223-2379


                           KELSO EQUITY PARTNERS V, L.P.


                           By: /s/ Thomas R. Wall, IV
                              ---------------------------------------
                              Name: Thomas R. Wall, IV
                              Title:General Partner

                           Address: 320 Park Avenue, 24th Floor
                                    New York, NY 10022
                                    Attn:  James J. Connors, II
                                    Telecopier No.: (212) 223-2379


                           BAIN CAPITAL FUND V, L.P.

                           By:      Bain Capital Partners V, L.P., its
                                    General Partner

                           By:      Bain Capital Investors V, Inc., its
                                    General Partner


                           By: /s/ Paul B. Edgerley
                              ---------------------------------------
                              Name:  Paul B. Edgerley
                              Title: Managing Director

                           Address: 2 Copley Plaza
                                    Boston, MA 02116
                                    Attn: Paul Edgerley
                                    Telecopier No.: (617) 572-3000


                           BAIN CAPITAL FUND V-B, L.P.

                           By:      Bain Capital Partners V, L.P., its
                                    General Partner

                           By:      Bain Capital Investors V, Inc., its
                                    General Partner


                           By: /s/ Paul B. Edgerley
                              ---------------------------------------
                              Name:  Paul B. Edgerley
                              Title: Managing Director

                           Address: 2 Copley Plaza
                                    Boston, MA 02116
                                    Attn: Paul Edgerley
                                    Telecopier No.: (617) 572-3000


                           BCIP ASSOCIATES


                           By: /s/ Paul B. Edgerley
                              ---------------------------------------
                              Name:  Paul B. Edgerley
                              Title: A General partner

                           Address: 2 Copley Plaza
                                    Boston, MA 02116
                                    Attn: Paul Edgerley
                                    Telecopier No.: (617) 572-3000


                           BCIP TRUST ASSOCIATES, L.P.


                           By: /s/ Paul B. Edgerley
                              ---------------------------------------
                              Name:  Paul B. Edgerley
                              Title: General Partner

                           Address: 2 Copley Plaza
                                    Boston, MA 02116
                                    Attn: Paul Edgerley
                                    Telecopier No.: (617) 572-3000


                           CITICORP NORTH AMERICA, INC.


                           By: /s/ Jeroen Fikke
                              ---------------------------------------
                              Name:  Jeroen Fikke
                              Title: Vice President

                           Address: 399 Park Avenue, 6th Floor
                                    New York, NY 10043
                                    Attn:  Jeroen Fikke
                                    Telecopier No.: (212) 559-0292


                           VALERIE CHARLES DIKER FUND INC.

                           By: /s/ Charles Diker
                              ---------------------------------------
                              Name:   Charles Diker
                              Title:  President

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292

                           /s/ Valerie Diker
                           ---------------------------------------
                           Valerie Diker


                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292


                           CHARLES DIKER & VALERIE DIKER
                           TRUSTEES FOR PATRICIA HELEN DIKER
                           AUG. 31, 1987 TRUST

                           By: /s/ Charles Diker
                              ---------------------------------------
                              Charles Diker, Trustee


                           By: /s/ Valerie Diker
                              ---------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292


                           CHARLES DIKER & VALERIE DIKE
                           TRUSTEES FOR MARK NORMAN DIKER
                           AUG. 4, 1987 TRUST


                           By: /s/ Charles Diker
                              ---------------------------------------
                              Charles Diker, Trustee


                           By: /s/ Valerie Diker
                              ---------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292


                           CHARLES DIKER & VALERIE DIKER
                           TRUSTEES FOR BRUCE DANIEL DIKER
                           OCT. 1, 1987 TRUST


                           By: /s/ Charles Diker
                              ---------------------------------------
                              Charles Diker, Trustee


                           By: /s/ Valerie Diker
                              ---------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292

                           /s/ Charles M. Diker
                           ----------------------------------------
                           Charles M. Diker
                           Charles M. Diker Associates
                           One New York Plaza, 31st Floor
                           New York, NY 10004
                           Telecopier No.: (212) 908-0176

                           /s/ Douglas J. Stanard
                           ----------------------------------------
                           Douglas J. Stanard
                           2206 Monument Avenue
                           Richmond, VA 23220
                           Telecopier No.: (804) 359-0175

                           /s/ Stephen E. Hare
                           ----------------------------------------
                           Stephen E. Hare
                           101 Lockgreen Place
                           Richmond, VA 23226